                                 April 13, 2005

Jenson Services, Inc.
4685 South Highland Drive, Suite 202
Salt Lake City, Utah 84117

Gentlemen:

     This Letter Agreement is entered into by and between VSUS Technologies
Incorporated (the "Company"), Jenson Services, Inc., a Utah corporation (the
"Holder"), the individuals and entities that have executed this Letter Agreement as the "Shareholders" on the signature pages hereto (each individually a
"Shareholder") and ________________ (the "Grantee"), in connection with the execution of an Amended and Restated Promissory Note, dated April 13, 2005 (the
"Amended Note"), pursuant to which the Holder has agreed to amend and restate the Promissory Note dated as of February 24, 2004 (the "2004 Note") by and between the Company, Formula Footwear, Inc., a Utah corporation, and the Holder.
The parties hereby agree as follows:

     1.   The Amended Note shall only be issued by the Company as Formula
          Footwear, Inc. no longer exists;

     2.   The Holder hereby agrees to cancel the 2004 Note and waive any interest owed by the Company or any default by the Company arising under the 2004 Note.

     3.   In consideration for the Holder's agreement to cancel the 2004 Note as set forth in paragraph 2, the Company hereby agrees to:

               a)   Issue the Amended Note to the Holder; and

               b)   Issue 124,750 restricted shares of the Company's common
                    stock to the individuals and entities set forth on Schedule
                    A attached hereto.

     4.   The Company agrees to issue the Amended Note subject to receipt of the original 2004 Note.

     5.   As a further condition to the Company's issuance of the 124,750 shares, the Shareholders hereby agree to deposit an aggregate of Four
          Hundred and Ninety Nine Thousand (499,000) shares of the Company's common stock (which were previously subject to a Lock-Up/Leak-Out
          Agreement dated February 24, 2004 that expired on February 23, 2005)
          (the "Escrow Shares") with Branden T. Burningham, Esq. (the "Escrow
          Agent") subject to the terms and conditions of the Securities Escrow and Leak-Out Agreement (the "Escrow Agreement")

          dated April 13, 2005. The Shareholders hereby agree to deliver the signed Escrow Agreement to the Company upon execution of this Letter
          Agreement.

     6.   Further, in connection with the Amended Note, the Shareholders have granted an option (the "Option") to the Grantee to purchase an aggregate of Two Hundred and Forty Nine Thousand and Five Hundred
          (249,500) of the Escrow Shares (the "Option Shares"), in one or more transactions (in each case, an "Exercise"), pursuant to the terms and conditions of the Option and Right of First Refusal Agreement (the
          "Option Agreement"). The Shareholders hereby agree to deliver the signed Option to the Grantee upon execution of this Letter Agreement.

     7.   The parties hereby agree that both the Escrow Agreement and the Option
          Agreement shall terminate upon failure by the Company to cure any default in payment of amounts due under the Amended Note within thirty
          (30) days of receipt of written notice from the Holder of any such default.

     8.   The Company hereby represents that it is solvent and currently able to pay its debts as they become due.

     The parties hereto have caused this Letter Agreement to be signed the day and year first above written.

THE COMPANY:                             THE HOLDER:

VSUS TECHNOLOGIES INCORPORATED           JENSON SERVICES, INC.

By:                                      By:
    ----------------------------------        ----------------------------------
Name:                                    Name:
      --------------------------------          --------------------------------
Title:                                   Title:
       -------------------------------           -------------------------------

SHAREHOLDERS:                            GRANTEE:

--------------------------------------   ---------------------------------------
Travis T. Jenson
4685 S. Highland Drive, Suite 202
Salt Lake City, Utah 84117
Fax: (  )
         -----------------------------

--------------------------------------
Thomas J. Howells
4685 S. Highland Drive, Suite 202
Salt Lake City, Utah 84117
Fax: (  )
         -----------------------------

--------------------------------------
Duane S. Jenson
4685 S. Highland Drive, Suite 202
Salt Lake City, Utah 84117

Fax: (  )
         -----------------------------

--------------------------------------
Big Horn Air, LLC (NV)
2825 E. Cottonwood Parkway #500
Salt Lake City, Utah 84121
Fax: (  )
         -----------------------------

--------------------------------------
Leonard W. Burningham
455 East Fifth South
Salt Lake City, Utah 84111
Fax: (801) 355-7126

                                   SCHEDULE A

Travis T. Jenson         12,410
Thomas J. Howells        12,409
Duane S. Jenson          12,409
Big Horn Air             12,409
Leonard W. Burningham     7,748
Don Menkoff              19,960
Kathy Morrison            4,990
Steve Fry                 2,495
Jason Jenson              2,495
Harold Jenson             2,495
Mark Petersen            15,000
Dave Floor                4,960
James Doolin              2,495
Mike Doolin              12,475

TOTAL                   124,750